UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   February 15, 2018

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5b Hanagar Street, Hod Hasharon, Israel	4527708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Changes in Registrant’s Certifying Accountant

As described below, Wize Pharma, Inc. (the “Company” or “Registrant”), has dismissed Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“EY”) as the Company’s independent registered public accounting firm and engaged Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton”) as its new independent registered public accounting firm. The Board of Directors made the decision to dismiss EY and engage Grant Thornton, the independent registered public accounting firm of Wize Pharma Ltd., the Company’s wholly owned subsidiary.

On February 15, 2018, EY was dismissed as the Company’s independent registered public accounting firm.

None of the reports of EY on the Company’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that EY’s report on the Company’s audited financial statements for the years ended December 31, 2016 and 2015 included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent years ended December 31, 2016 and 2015, and the subsequent interim periods preceding their dismissal, there were (i) no disagreements with EY, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements and (ii) no reportable events (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

On February 15, 2018, the Company engaged Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this Report, neither the Company nor anyone on its behalf has previously consulted with Grant Thornton regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

The Company provided EY with a copy of the disclosures it is making in this Report and has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of EY’s letter is filed herewith as Exhibit 16.1.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter dated February 15, 2018 from Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global as to the change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

Date: February 15, 2018	By:	/s/ Or Eisenberg
	Name:	Or Eisenberg
	Title:	Acting Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

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